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                                                                    EXHIBIT 23.3


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of ITC/\DeltaCom, Inc. on Form S-8 of our report dated May 23, 1997 relating to the financial statements of Georgia Fiber (a business unit of SCANA Communications, Inc.), appearing in Registration Statement No. 333-36683 of ITC/\DeltaCom, Inc. on Form S-1.


DELOITTE & TOUCHE LLP


Columbia, South Carolina
December 19, 1997